UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 8, 2024
____________________________
OWLET, INC.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 North Ashton Boulevard, Suite 300 Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)
(844) 334-5330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2024, the Board of Directors (the “Board”) of the Company appointed Amanda Twede Crawford, the Company’s current Vice President, Financial Planning and Analysis, to serve as the Company’s Chief Financial Officer and principal financial officer and principal accounting officer, effective July 9, 2024, to succeed Kathryn Scolnick in these positions. Ms. Scolnick, the Company’s Chief Financial Officer and principal financial officer and principal accounting officer, transitioned out of these positions effective July 9, 2024, but will remain employed by the Company in an advisory role through September 6, 2024 (the “Separation Date”) to provide transition support.

Ms. Crawford, age 37, has served as the Company’s Vice President, Financial Planning and Analysis from March 2022 to July 2024. Prior to joining the Company, Ms. Crawford served in various positions at Swire Coca-Cola, USA, a beverages company (“Coca-Cola”). From February 2020 to March 2022, Ms. Crawford served as the Vice President of Finance at Coca-Cola and, from July 2014 to February 2020 she served as Coca-Cola’s Vice President, Corporate Controller. During her tenure at Coca-Cola, Ms. Crawford had responsibility for financial accounting and reporting, financial statement audit, budget and financial forecasting processes, accounting operations, financial analysis, mergers & acquisitions buy-side due diligence, risk management, and corporate insurance. Earlier in her career, Ms. Crawford was an Audit Associate with PricewaterhouseCoopers. Ms. Crawford is a Certified Public Accountant and holds a B.S. in Accounting and a Master of Accounting degree from the University of Utah’s David Eccles School of Business.

Ms. Crawford was not appointed as the Company’s Chief Financial Officer pursuant to any arrangement or understanding between her and any other person. There are no family relationships that exist between Ms. Crawford and any directors or executive officers of the Company. In addition, Ms. Crawford is not a party to any related party transaction reportable under Item 404(a) of Regulation S-K.

The Company expects Ms. Crawford to enter into the Company’s standard indemnification agreement for directors and officers.

Crawford’s Promotion Arrangement

In connection with Ms. Crawford’s appointment, on July 9, 2024, the Company and Ms. Crawford executed a promotion letter (the “Promotion Letter”) pursuant to which Ms. Crawford’s annual base salary was increased to $300,000 and her annual cash bonus opportunity was increased to 35% of her annual base salary based on the achievement of company goals and Ms. Crawford’s individual performance, subject to her continued employment with the Company through the payment date. Ms. Crawford is also eligible to receive, subject to approval by the Board, an equity award with a target value of between $200,000 to $300,000 at the time of grant in the form of restricted stock units with vesting terms to be determined. Under the Promotion Letter, if Ms. Crawford’s employment with the Company is terminated without “cause” (as defined in the Promotion Letter), Ms. Crawford will be paid six months of her then current salary as severance and, if Ms. Crawford’s employment is either (i) terminated by the Company without Cause or (ii) terminated by her for Good Reason (as defined in the Promotion Letter), after a Change in Control Transaction (as defined in the Company’s Executive Change in Control Severance Plan (the “CIC Severance Plan”), then all of Ms. Crawford’s then-unvested equity awards will automatically vest on the date of such termination, contingent, in each such termination scenario, upon her timely execution and delivery of a separation agreement and general release of claims and continued compliance with all applicable restrictive covenants. In addition, Ms. Crawford is eligible to participate in the Company’s CIC Severance Plan.

Scolnick’s Separation Agreement

In connection with Ms. Scolnick’s separation, on July 9, 2024, the Company and Ms. Scolnick entered into a Separation and Release Agreement (the “Separation Agreement”). Under the Separation Agreement, Ms. Scolnick will continue to be paid her base salary and vest into outstanding equity awards while providing transition services through the Separation Date. Subject to the timely delivery of an effective release of claims on or within a short period following the Separation Date, Ms. Scolnick is entitled to receive (i) her continued base salary and target bonus for six months at the weekly rate of $9,014.42 (less applicable tax withholding), (ii) reimbursement of COBRA premiums for the period commencing October 1, 2024 and ending on the earlier of September 30, 2025 or the date on which she becomes eligible for medical coverage through another entity, (iii) the accelerated vesting of all of Ms. Scolnick’s unvested stock options and restricted stock units and (iv) outplacement services. In the event that there is a Change of Control (as defined in the CIC Severance Plan) within three months following the Separation Date, Ms. Scolnick will be entitled to receive an additional $50,000 representing the difference between the severance payable under the Separation Agreement and the severance payable under the CIC Severance Plan in the event of a Change in Control.

Item 7.01.	Regulation FD Disclosure

A copy of the press release announcing the Chief Financial Officer transition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 furnished under Item 9.01 hereunder, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 7.01, including Exhibit 99.1 furnished under Item 9.01 hereunder, shall not be deemed incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Owlet, Inc., dated July 9, 2024.

104	Cover Page Interactive Data file (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: July 9, 2024	By:	/s/ Kurt Workman
	Name:	Kurt Workman
	Title:	Chief Executive Officer